Capital Lease Obligations (Details 1) - Equipment [Member] $ in Thousands	Dec. 31, 2016 USD ($)
Future minimum lease payments under capital leases
2017	$ 161
2018	161
2019	54
Total Minimum Lease Payments	376
Less: Imputed interest	(32)
Capital Lease Obligations	$ 344	[1]

[1]	Capital lease obligations are included on the Consolidated Balance Sheets in Accrued liabilities for the current portion due and Other liabilities for the non-current portion due as of December 31, 2016.